Exhibit 10.5

AMENDMENT ONE TO

THE COCA-COLA COMPANY DEFERRED COMPENSATION PLAN

This Amendment to The Coca-Cola Company Deferred Compensation Plan, as amended and restated effective January 1, 2008 (the “Plan”), is adopted by the Management Committee, as described in the Plan (the “Committee”).

WITNESSETH:

WHEREAS, pursuant to Section 8.4 of the Plan, the Committee has the authority to amend the Plan under certain circumstances;

WHEREAS, the amendment described herein applies to the general population of participants in the Plan and would not have a material financial impact on the Company;

WHEREAS, the Committee desires to amend the Plan to reduce the maximum percentage of the annual incentive that may be deferred under the Plan;

NOW, THEREFORE, the Committee hereby amends the Plan as follows:

Effective beginning for the 2009 Plan Year, Section 3.1(b) shall be amended to replace “100%” with “95%.”

IN WITNESS WHEREOF, the undersigned has adopted this Amendment One on the date shown below, but effective as of the dates indicated above.

Date:	12/16/2008	By:	/s/ Elizabeth Bastoni

Date:	12/16/2008	By:	/s/ Ginny Sutton

Date:		By:

1